SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  DC 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2017

VERU INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

4400 Biscayne Boulevard Suite 888 Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

305-509-6897
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Item 8.01       Other Events

As previously reported, on October 31, 2016, Veru Inc., a Wisconsin corporation ("Veru"), completed its acquisition of Aspen Park Pharmaceuticals, Inc., a Delaware corporation ("APP").

Filed herewith, as Exhibit 99.1, are financial statements of APP as of and for the years ended September 30, 2016 and 2015, which have been audited by Liggett & Webb, P.A., an independent registered public accounting firm.

Also filed herewith, as Exhibit 99.2, is unaudited pro forma financial information as of and for the year ended September 30, 2016, giving effect to the acquisition of APP as if it occurred as of October 1, 2015.

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Liggett & Webb, P.A. relating to APP's audited financial statements.

99.1	Audited financial statements of APP as of and for the years ended September 30, 2016 and 2015.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016 and Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended September 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERU INC.
Date: October 25, 2017

	BY	/s/ Daniel Haines
Daniel Haines, Chief Financial Officer

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